Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eyal Perez, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Genesis Growth Tech Acquisition Corp. on Form 10-Q for the period ended September 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Genesis Growth Tech Acquisition Corp. at the dates and for the periods indicated.

Date: November 9, 2023

By:	/s/ Eyal Perez
Eyal Perez
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial/Accounting Officer)